SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 11, 2002

BUDGET GROUP, INC.
(Debtor-in-Possession as of July 29, 2002)
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-78274 (Commission File Number)	59-3227576 (IRS Employer Identification Number)

125 Basin Street, Suite 210 Daytona Beach, Florida (Address of principal executive offices)	32114 (Zip Code)

Registrant’s telephone number, including area code: (904) 238-7035

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Signatures
EX-99.1 AMENDED MONTHLY OPERATING REPORT

Item 7. Financial Statements and Exhibits

     The following exhibits are filed herewith and made a part hereof.

Exhibit No.		Description of Exhibit

99.1	—	Amended Monthly Operating Report filed with the United States Bankruptcy Court, Wilmington, Delaware, on November 11, 2002.

Item 9. Regulation FD Disclosure

     As previously reported in a Current Report on Form 8-K, on July 29, 2002, Budget Group, Inc. (the “Company”) and certain of its domestic subsidiaries (each, a “Debtor,” and collectively, the “Debtors”) filed voluntary petitions under Chapter 11 of Title 11 of the United States Bankruptcy Code in the United States Bankruptcy Court (the “Court”) for the District of Delaware (Case No. 02-12152). The Debtors remain in possession of their assets and properties, and continue to operate their businesses and manage their properties as debtors-in-possession pursuant to the Bankruptcy Code.

     On October 18, 2002, as amended on November 11, 2002, the Debtors filed with the Court their required consolidated Monthly Operating Report for the month ended August 31, 2002 in a form agreed to with the office of the United States Trustee of the Department of Justice for the District of Delaware. Exhibit 99.1 to this Current Report on Form 8-K contains the text of the amended Monthly Operating Report required to be filed with the Court. This Current Report on Form 8-K (including the exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD promulgated by the Securities and Exchange Commission (the “SEC”).

     The Company’s information filings with the Court, including the Monthly Operating Report, are available to the public at the office of the Clerk of the Court, 824 Market Street, 5th Floor, Wilmington, Delaware, 19801. The Monthly Operating Report may be available electronically, for a fee, through the Court’s Internet World Wide Web site, whose address is www.deb.uscourts.gov (Case No. 02-12152).

     The Monthly Operating Report contains financial statements and other financial information that have not been audited by independent accountants and may be subject to future reconciliation or adjustments. The Monthly Operating Report is in a format prescribed by applicable bankruptcy laws and contains information for periods different from those required in the Company’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.

     Certain statements made by the Company in this Current Report on Form 8-K and the Monthly Operating Report filed as an exhibit hereto may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Those statements include statements regarding the intent, belief or current expectations of the Company and its management team, as well as the assumptions on which such statements are based. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and actual results may differ materially from those contemplated by such forward-looking statements. These risks and uncertainties include factors relating to the pending bankruptcy proceedings before the Court as well as matters contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2001, the Company's Current Report on Form 8-K dated July 29, 2002, and in other documents filed by the Company with the SEC, all of which are available from the SEC.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 18, 2002

BUDGET GROUP, INC.

	By:	/s/ Thomas L. Kram

Thomas L. Kram Vice President, Controller (Principal Accounting Officer)